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                           WELLS FARGO VARIABLE TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
              Dated May 1, 2003, as supplemented September 19, 2003

                              ASSET ALLOCATION FUND
                               EQUITY INCOME FUND
                                EQUITY VALUE FUND
                                   GROWTH FUND
                            INTERNATIONAL EQUITY FUND
                            LARGE COMPANY GROWTH FUND
                                MONEY MARKET FUND
                              SMALL CAP GROWTH FUND
                             TOTAL RETURN BOND FUND

         Wells Fargo Variable Trust (the "Trust") is an open-end series investment company. This Statement of Additional Information ("SAI") contains additional information about nine of the series of the Trust -- the Asset Allocation, Equity Income, Equity Value, Growth, International Equity, Large Company Growth, Money Market, Small Cap Growth and Total Return Bond Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer a single class of shares.

         This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses, also dated May 1, 2003. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors' report for the year ended December 31, 2002, are hereby incorporated by reference to the Annual Reports. The Prospectuses and Annual Reports may be obtained without charge by calling 1-800-222-8222 or by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

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                                TABLE OF CONTENTS

                                                                             Page
Historical Fund Information ...............................................    1

Investment Restrictions ...................................................    3

Additional Permitted Investment Activities and Associated Risks ...........    6

Management ................................................................   27

Performance Calculations ..................................................   40

Determination of Net Asset Value ..........................................   42

Additional Purchase and Redemption Information ............................   43

Portfolio Transactions ....................................................   44

Fund Expenses .............................................................   48

Federal Income Taxes ......................................................   48

Capital Stock .............................................................   53

Other .....................................................................   57

Counsel ...................................................................   57

Independent Auditors ......................................................   57

Financial Information .....................................................   58

Appendix ..................................................................  A-1

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                           HISTORICAL FUND INFORMATION

         On March 25, 1999, the Board of Trustees of Norwest Select Funds ("Norwest"), the Board of Trustees of Life & Annuity Trust ("Annuity Trust") and the Board of Trustees of the Trust (the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various Norwest and Annuity Trust portfolios to the Funds. Prior to September 17, 1999, the effective date of the consolidation of the Funds and the Norwest and Annuity Trust portfolios, the Funds had only nominal assets.

         The Funds described in this SAI were created at the time of the reorganization of the Annuity Trust Family of Funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Family of Funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisers' parent companies.

         The chart below indicates the predecessor Annuity Trust and Norwest Funds that are the accounting survivors for each applicable Wells Fargo Fund.

   -----------------------------------------------------------------------------
     Wells Fargo Variable Trust Funds              Predecessor Funds
   -----------------------------------------------------------------------------
   Asset Allocation Fund                 Annuity Trust Asset Allocation Fund
   -----------------------------------------------------------------------------
   Equity Income Fund                    Norwest Income Equity Fund
   -----------------------------------------------------------------------------
   Equity Value Fund                     Annuity Trust Equity Value Fund
   -----------------------------------------------------------------------------
   Growth Fund                           Annuity Trust Growth Fund
   -----------------------------------------------------------------------------
   International Equity Fund             None
   -----------------------------------------------------------------------------
   Large Company Growth Fund             None
   -----------------------------------------------------------------------------
   Money Market Fund                     Annuity Trust Money Market Fund
   -----------------------------------------------------------------------------
   Small Cap Growth Fund                 Norwest Small Company Stock Fund
   -----------------------------------------------------------------------------
   Total Return Bond Fund                None
   -----------------------------------------------------------------------------

         The Asset Allocation Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Asset Allocation Fund. The predecessor Annuity Trust Asset Allocation Fund commenced operations on April 15, 1994.

         The Equity Income Fund commenced operations on September 20, 1999, as successor to the Norwest Income Equity Fund. The predecessor Norwest Income Equity Fund commenced operations on May 6, 1996.

         The Equity Value Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Equity Value Fund. The predecessor Annuity Trust Equity Value Fund commenced operations on May 1, 1998.

         The Growth Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Growth Fund. The predecessor Annuity Trust Growth Fund commenced operations on April 12, 1994.

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         The International Equity Fund commenced operations on July 3, 2000.

         The Large Company Growth Fund commenced operations on September 20,
1999.

         The Money Market Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Money Market Fund. The predecessor Annuity Trust Money Market Fund commenced operations on May 19, 1994.

         The Small Cap Growth Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Strategic Growth Fund and the Norwest Small Company Stock Fund. For accounting purposes, the Norwest Small Company Stock predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to September 20, 1999 are the financial highlights of the Norwest Small Company Stock Fund. The predecessor Norwest Small Company Stock Fund commenced operations on May 1, 1995.

         The Total Return Bond Fund commenced operations on September 20, 1999. The Fund changed its name from the Corporate Bond Fund to the Total Return Bond Fund effective May 1, 2003.

                                       2

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                             INVESTMENT RESTRICTIONS

         Fundamental Investment Policies

         Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investment in (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and (ii) in municipal securities;

         (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. This policy does not restrict a Fund's ability to invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

         (3) borrow money except to the extent permitted under the 1940 Act, and the rules, regulations and any orders obtained thereunder;

         (4) issue senior securities except to the extent permitted under the 1940 Act, and the rules, regulations and any orders obtained thereunder;

         (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purpose of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

         (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

         (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

         (8) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling

                                       3

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options and futures contracts, or from investing in securities or other instruments backed by physical commodities, and in the case of the Large Company Growth Fund, purchasing securities of an issuer which invests or deals in commodities or commodity contracts).

         Non-Fundamental Investment Policies

         Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

         (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

         (2) Each Fund, except the Money Market Fund, may not invest or hold more than 15% of the Fund's net assets in illiquid securities. The Money Market Fund may not invest or hold more than 10% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

         (3) Each Fund, except the Money Market Fund, may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

         Each Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so-called "short positions"), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets, and (iii) will not buy call options with a value exceeding 5% of the Fund's total assets.

         (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

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         (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

         (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

         (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         (8) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

         (9) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

         Shareholders will receive at least 60 days' notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

         General

         Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

                                       5

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         ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

         Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

         Asset-Backed Securities

         Certain Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Total Return Bond Fund may invest in securities backed by pools of mortgages. These investments are described under the heading "Mortgage-Related Securities."

         Bank Obligations

         The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on all amounts payable on such securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

                                       6

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         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

         Below Investment-Grade Investments

         The Total Return Bond Fund may invest up to 5% of its total assets in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as high-yield securities or "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

         Bonds

         Certain of the debt instruments purchased by the Asset Allocation Fund and the Total Return Bond Fund may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed rate bonds.

         Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

         Borrowing

         The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on

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borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

         Commercial Paper

         The Funds may invest in commercial paper (including variable-amount master demand notes, see "Floating and Variable Rate Obligations below) which refers to short-term, unsecured promissory notes issued by corporations, financial institutions, and similar instruments issued by government agencies and instrumentalities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Investments by the Funds in commercial paper will generally consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"). Commercial paper may include variable- and floating-rate instruments.

         Convertible Securities

         Certain Funds may invest in convertible securities that provide current income and are issued by companies that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or unrated but determined by the adviser to be of comparable quality.

         Derivative Securities

         Certain Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities

                                       8

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represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds' investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

         Dollar Roll Transactions

         The Total Return Bond Fund may enter into "dollar roll" transactions wherein the Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from the Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

         Emerging Markets

         Certain Funds may invest in equity securities of companies in "emerging markets." Such Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

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         Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

         Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

         There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging market countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

         Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts payable on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

         Floating- and Variable-Rate Obligations

         Certain Funds may purchase floating- and variable-rate obligations, such as demand notes and bonds and may also purchase certificates of participation in such instruments. For the Money Market Fund, these obligations may have stated maturities in excess of 397 days to the extent permitted by Rule 2a-7 under the 1940 Act. They may permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days.

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          Variable-rate Demand Obligations. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

         There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each such Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15%, and the Money Market Fund will not invest more than 10%, of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, if an active secondary market exists. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

         The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

         Foreign Obligations

         Certain Funds may invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

         Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

         Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

         Foreign Currency Transactions. Certain Funds may enter into foreign currency exchange transactions in order to protect against uncertainty in the level of future foreign exchange rates. A foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         Forward Commitment, When-Issued Purchases and Delayed-Delivery Transactions

         Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

         Each such Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

         Futures Contracts and Options Transactions

         In General. Certain Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

         Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

         The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

         Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At anytime prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

         The Funds may engage in futures contract sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, security prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

         Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts)

         Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

         Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each

Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

         Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

         Interest-Rate and Index Swaps. A Fund may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of its commitment to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

         Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund.

         Illiquid Securities

         The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. Each Fund, except the Money Market Fund, may invest or hold up to 15% of its net assets in illiquid securities. The Money Market Fund may invest or hold up to 10% of its net assets in such securities.

         Letters of Credit

         Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

         Money Market Instruments and Temporary Investments

         The Funds may invest in high-quality money market instruments, including: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets and
(ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

         Mortgage-Related Securities

         The Total Return Bond Fund may invest in mortgage-related securities, (also known as mortgage pass-through securities), which represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

         Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

         Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Fund may also invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         The Fund may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S.Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

         The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

         The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Fund may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest-rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of the Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest-rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

         The Fund will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then-current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

         Mortgage Participation Certificates. The Fund also may invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. PCs and GMCs are both subject to prepayment risk.

         Other Investment Companies

         The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds' non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company ("3% Limit"), (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

         iShares: The Funds may invest in iShares Trust and iShares, Inc. ("iShares") which are registered investment companies that consist of numerous separate series (each an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

The International Equity Fund is authorized to purchase shares of an iShares Fund in excess of the 3% Limit noted above. Although the Fund may invest in an iShares Fund in excess of the 3% Limit, it may not purchase shares of any iShares Fund if, after such purchase, it would own more than 20% of the outstanding shares of the iShares Fund.

         Privately Issued Securities

         The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to the Fund's policy of not investing more than 15% (10% for the Money Market Fund) of net assets in illiquid securities. The adviser, as appropriate, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

         Repurchase Agreements

         The Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined in or under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

         Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% (or 10% for the Money Market Fund) of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other Funds that are advised by the adviser.

         Reverse Repurchase Agreements

         The Total Return Bond Fund may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

         Short Sales

         A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

         The value of securities of any issuer in which a fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the fund's net assets or 5% of the securities of such class of the issuer. A fund's ability to enter into short sales transactions is limited by the requirements under the 1940 Act.

         Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

         If a fund makes a short sale "against the box," the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund's long position would be reduced by a gain in the short position.

         In view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

         To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

         Stripped Securities

         Certain Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities a Fund may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. A Fund will not purchase stripped mortgage-backed securities. The stripped securities purchased by a Fund generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by a Fund are not subject to prepayment or extension risk.

         Synthetic Convertible Securities

         Certain Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P's and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

         Unrated Investments

         The Total Return Bond Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectuses and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

         U.S. Government Obligations.

         The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         Warrants

         Each of the Funds may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchanges. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Fund may invest directly.

         Zero Coupon Bonds

         The Total Return Bond Fund may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

         Nationally Recognized Statistical Ratings Organizations

         The ratings of Moody's, S&P, and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are generally not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                  RISK FACTORS

         Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank or any of its affiliates, are not insured by the FDIC and are not insured against loss of principal. When the value of securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

         Equity Securities

         The portfolio equity securities of a Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods.

         There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

         Investing in the securities of issuers in any foreign country, including ADRs, EDRs and GDRs and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

         There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

         Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

         The adviser may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

         The Non-Allocation Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for such Funds may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may increase a Fund's obligations to pay distributions.

         Debt Securities

         The portfolio debt instruments of a Fund may be subject to credit and interest rate risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

         The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

         Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily NAV are based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

         Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMs are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily NAV is based, will fluctuate. The Funds are subject to interest rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMs and the CMOs in which a Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

         The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that each Fund will meet its investment objective.

         Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government-sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.

         S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

         The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

         The adviser may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure contract terms. If the adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

         Certain Funds may invest in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, amounts realized on foreign securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

         Money Market Fund

         The Money Market Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable NAV of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of "high quality," or be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by the adviser, under guidelines adopted by the Board of the Trust.

         Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Money Market Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

         General

         There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                   MANAGEMENT

         The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

         Trustees and Officers. The Board of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

         General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for each of the 92 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). The address of each Trustee and officer, unless otherwise indicated, is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72.

         In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.

                               Position Held with                                          Other Public Company
Name, Age and                  Registrant/              Principal Occupation(s)            or Investment Company
Address                        Length of Service/1/     During Past 5 Years                Directorships
-------                        --------------------     ---------------------              -------------
                                                INDEPENDENT TRUSTEES

Thomas S. Goho, 60             Trustee,                 Wake Forest University, Calloway             N/A
                               since 1987               School of Business and
                                                        Accountancy, Benson-Pruitt
                                                        Professorship since 1999,
                                                        Associate Professor of Finance
                                                        1994-1999.

Peter G. Gordon, 60            Trustee, since           Chairman, CEO and Co-Founder of              N/A
                               1998; (Lead              Crystal Geyser Water Company and
                               Trustee, since           President of Crystal Geyser
                               2001).                   Roxane Water Company.


Richard M. Leach, 69           Trustee,                 President of Richard M. Leach                N/A
                               since 1987               Associates (a financial
                                                        consulting firm).

Timothy J. Penny, 51           Trustee,                 Senior Counselor to the public               N/A
                               since 1996               relations firm of Himle-Horner
                                                        and Senior Fellow at the Humphrey
                                                        Institute, Minneapolis, Minnesota
                                                        (a public policy organization).

Donald C. Willeke, 62          Trustee,                 Principal of the law firm of                 N/A
                               since 1996               Willeke & Daniels.

                                                INTERESTED/2/ TRUSTEES


Robert C. Brown, 71            Trustee,                 Retired. Director, Federal                   N/A

                               Position Held with                                          Other Public Company
Name, Age and                  Registrant/              Principal Occupation(s)            or Investment Company
Address                        Length of Service/1/     During Past 5 Years                Directorships
-------                        --------------------     ---------------------              -------------
                               since 1992               Farm Credit Banks Funding
                                                        Corporation and Farm Credit
                                                        System Financial Assistance
                                                        Corporation until February
                                                        1999.

J. Tucker Morse, 58            Trustee,                 Private Investor/Real Estate                N/A
                               since 1987               Developer; Chairman of White
                                                        Point Capital, LLC.

                                                    OFFICERS

Karla M. Rabusch, 44           President,               Executive Vice President of                 N/A
                               since 2003               Wells Fargo Bank, N.A.
                                                        President of Wells Fargo Funds
                                                        Management, LLC.  Senior Vice
                                                        President and Chief
                                                        Administrative Officer of Wells
                                                        Fargo Funds Management, LLC
                                                        since March 2001.  Vice
                                                        President of Wells Fargo Bank,
                                                        N.A. from December 1997 to May
                                                        2000.

                               Position Held with                                          Other Public Company
Name, Age and                  Registrant/              Principal Occupation(s)            or Investment Company
Address                        Length of Service/1/     During Past 5 Years                Directorships
-------                        --------------------     ---------------------              -------------
Stacie D. DeAngelo, 34         Treasurer, since 2003    Vice President of Wells Fargo               N/A
                                                        Bank, N.A. Vice President of
                                                        Operations for Wells Fargo Funds
                                                        Management, LLC.  Prior thereto,
                                                        Operations Manager at Scudder
                                                        Weisel Capital LLC (2000 to
                                                        2001) and Director of
                                                        Shareholder Services at BISYS
                                                        Fund Services (1999 to 2000).
                                                        Assistant Vice President of
                                                        Operations with
                                                        Nicholas-Applegate Capital
                                                        Management (1993 to 1999).

C. David Messman, 42           Secretary,               Vice President and Counsel of               N/A
                               since 2000               Wells Fargo Bank, N.A. since
                                                        January 1996. Vice President and
                                                        Secretary of Wells Fargo Funds
                                                        Management, LLC since March
                                                        2001.

----------------

/1/ Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

/2/ Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds' adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

         Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary, and did not meet during the Funds' most recently completed fiscal year. The Audit Committee oversees the

Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met two times during the Funds' most recently completed fiscal year.

         Compensation. Each Trustee receives an annual retainer (payable quarterly) of $52,000 from the Fund Complex. Each Trustee also receives a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

         The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the year ended December 31, 2002, the Trustees received the following compensation:

                               Compensation Table
                          Year Ended December 31, 2002

         Trustee                                         Compensation
         -------                                         ------------

                              INDEPENDENT TRUSTEES

         Thomas S. Goho                                       $72,000
         Peter G. Gordon                                      $82,000
         Richard M. Leach                                     $72,000
         Timothy J. Penny                                     $72,000
         Donald C. Willeke                                    $72,000
                               INTERESTED TRUSTEES

         Robert C. Brown                                      $72,000
         W. Rodney Hughes*                                    $72,000
         J. Tucker Morse                                      $72,000

         *Retired as of 12/31/02

         Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                   Beneficial Equity Ownership in Fund Complex
                      Calendar Year Ended December 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Aggregate Dollar
                                               Dollar Range of Equity Securities                                  Range of Equity
          Trustee                               of the Funds of Variable Trust                                    Securities of
                                                                                                                  Fund Complex
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Large              Small   Total
                             Asset   Equity  Equity           International  Company   Money      Cap    Return
                          Allocation Income  Value   Growth   Equity         Growth   Market    Growth    Bond
------------------------------------------------------------------------------------------------------------------------------------
                                                INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
Thomas S. Goho                 0       0       0       0            0           0       0          0       0            D
------------------------------------------------------------------------------------------------------------------------------------
Peter G. Gordon                0       0       0       0            0           0       0          0       0            B
------------------------------------------------------------------------------------------------------------------------------------
Richard M. Leach               0       0       0       0            0           0       0          0       0            0
------------------------------------------------------------------------------------------------------------------------------------
Timothy J. Penny               0       0       0       0            0           0       0          0       0            B
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Willeke              0       0       0       0            0           0       0          0       0            B
------------------------------------------------------------------------------------------------------------------------------------
                                                INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
Robert C. Brown                0       0       0       0            0           0       0          0       0            C
------------------------------------------------------------------------------------------------------------------------------------
J. Tucker Morse                0       0       0       0            0           0       0          0       0            D
------------------------------------------------------------------------------------------------------------------------------------

         Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

         Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an "Advisory Agreement," and collectively, the "Advisory

Agreements") for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an "Adviser" and collectively, "Advisers"), a description of the quality and nature of the services provided by the Advisers.

         Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

         The Board then reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a "Peer Group," a group of funds that was similar to the specific Fund, the relevant Lipper category of funds ("Lipper Group"), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund's total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund's asset levels.

         The Board then analyzed the Adviser's background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers many of whom have different investment philosophies and styles. The Board also recognized that the primary investment Adviser's oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers' compliance procedures including the Advisers' internal compliance policies relating to the respective codes of ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

         In addition to the above considerations, the Board also analyzed certain factors relating specifically to sub-advisers. For example, the Board considered each sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with the sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed each sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds' portfolios. The Board reviewed each sub-adviser's method for allocating portfolio opportunities among the Funds and other advisory clients.

         Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser's background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and
(iv) the level of profits realized by the primary investment Adviser from its advisory arrangement with the Funds.

         Investment Adviser. Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds on March 1, 2001. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, that are described below. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                          Annual Rate
     Fund                                       (as a percentage of net assets)
     ----                                       -------------------------------

Asset Allocation                                             0.55%
Equity Income                                                0.55%
Equity Value                                                 0.55%
Growth                                                       0.55%
International Equity                                         0.75%
Large Company Growth                                         0.55%
Money Market                                                 0.40%
Small Cap Growth                                             0.75%
Total Return Bond                                            0.45%

         For the periods indicated below, the Funds paid the following advisory fees and the adviser(s) waived the indicated amounts:

                                          Year Ended                  Year Ended                    Year Ended
                                           12/31/02                    12/31/01                      12/31/00
                                           --------                    --------                      --------
                                      Fees           Fees         Fees           Fees          Fees           Fees
      Fund                            Paid          Waived        Paid          Waived         Paid          Waived
      ----                            ----          ------        ----          ------         ----          ------
Asset Allocation                    $1,238,465      $45,968    $1,324,242      $100,721     $1,095,117      $325,435

Equity Income                       $  433,217      $82,941    $  343,198      $240,684     $  411,695      $190,519
Equity Value                        $   88,381      $82,797    $  160,054      $ 64,971     $        0      $172,215
Growth                              $  232,024      $81,027    $  236,393      $223,500     $  383,007      $277,350
International Equity*               $        0      $53,050    $        0      $ 21,665     $        0      $  3,965
Large Company Growth                $  397,244      $68,856    $  547,821      $ 26,360     $  110,358      $399,701
Money Market                        $  391,303      $ 9,472    $  346,801      $     86     $  149,454      $ 20,380
Small Cap Growth                    $  419,706      $79,200    $  213,113      $ 46,817     $        0      $260,620
Total Return Bond                   $  227,894      $87,210    $  154,872      $174,147     $   71,457      $246,600

____________________
* The International Equity Fund commenced operations on July 3, 2000.

         General. Each Fund's Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

         Investment Sub-Advisers. Wells Capital Management Incorporated ("Wells Capital Management") serves as sub-adviser to the Funds, except the Large Company Growth Fund for which Peregrine Capital Management, Inc. ("Peregrine") serves as sub-adviser (collectively, the "Sub-Advisers"). Effective April 15, 2002, Wells Capital Management replaced Barclays Global Fund Advisors ("BGFA") as the investment sub-adviser for the Asset Allocation Fund.

         The Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds' assets, furnish to Funds Management periodic reports on the investment activity and performance of the Funds, and furnish such additional reports and information as Funds Management and the Trust's Board and officers may reasonably request. As compensation for sub-advisory services, the Sub-Advisers are entitled to receive monthly fees at the annual rates indicated below:

        ----------------------------------------------------------------------
                                                               Sub-Advisory
            Fund                      Sub-Adviser                  Fees
        ----------------------------------------------------------------------
        Asset Allocation             Wells Capital          0-1000M    0.15%
                                     Management             **1000M    0.10%
        ----------------------------------------------------------------------
        Equity Income                Wells Capital           0-200M    0.25%
                                     Management            200-400M    0.20%
                                                             **400M    0.15%
        ----------------------------------------------------------------------
        Equity Value                 Wells Capital           0-200M    0.25%
                                     Management            200-400M    0.20%
                                                             **400M    0.15%
        ----------------------------------------------------------------------
        Growth                       Wells Capital           0-200M    0.25%
                                     Management            200-400M    0.20%
                                                             **400M    0.15%
        ----------------------------------------------------------------------
        International Equity         Wells Capital           0-200M    0.35%
                                     Management              **200M    0.25%
        ----------------------------------------------------------------------
        Large Company Growth         Peregrine                0-25M    0.75%
                                                             25-50M    0.60%
                                                            50-275M    0.50%
                                                             **275M    0.30%
        ----------------------------------------------------------------------
        Money Market                 Wells Capital          0-1000M    0.05%
                                     Management             **1000M    0.04%
        ----------------------------------------------------------------------
        Small Cap Growth             Wells Capital           0-200M    0.25%
                                     Management              **200M    0.20%
        ----------------------------------------------------------------------
        Total Return Bond            Wells Capital           0-400M    0.15%
                                     Management            400-800M   0.125%
                                                             **800M    0.10%
        ----------------------------------------------------------------------

** Greater than

         General. Each Fund's Sub-Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or (ii) by the Trust's Board, including a majority of the Trustees of the Trust who are not parties to the Sub-Advisory

Contract or "interested persons" (as defined under the 1940 Act) of any such party. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Peregrine and Wells Capital Management.

         Unaffiliated Sub-Adviser. Listed below is the aggregate dollar amount of sub-advisory fees paid by the Asset Allocation Fund to BGFA, an unaffiliated sub-adviser, for the period from January 1, 2002 through April 14, 2002:

                                                                    Fees Waived/
          Fund                     Sub-Adviser      Fees Paid        Reimbursed
          ----                     -----------      ---------        ----------
          Asset Allocation            BGFA*          $106,801            $0

         ____________________
         * Effective April 15, 2002, Wells Capital Management replaced BGFA as sub-adviser for the Asset Allocation Fund.

         Administrator. The Trust has retained Funds Management (the "Administrator") as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

         In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee of 0.16% of the average daily net assets of each Fund.

         For the periods indicated below, the Funds paid the following dollar amounts as administration fees:

                                   Year Ended    Year Ended    Year Ended
         Fund                       12/31/02      12/31/01      12/31/00
         ----                       --------      --------      --------
         Asset Allocation           $350,300      $388,627      $387,423

         Equity Income              $140,770      $159,240      $164,239
         Equity Value               $ 46,685      $159,240      $164,239
         Growth                     $ 85,378      $125,425      $180,098
         International Equity*      $      0      $      0      $      0
         Large Company Growth       $127,118      $156,594      $139,108
         Money Market               $150,291      $130,082      $ 63,687
         Small Cap Growth           $ 99,781      $ 51,986      $ 45,096
         Total Return Bond          $105,045      $110,206      $106,019

         __________________
         * The International Equity Fund commenced operations on July 3, 2000.

         Distributor. Stephens Inc. ("Stephens" or the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds have adopted a distribution plan (a "Plan") under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plan was adopted by the Trust's Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

         Under the Plan and pursuant to the related Distribution Agreement, each Fund pays Stephens an annual fee of 0.25% paid monthly based on the average daily net assets attributable to the Fund as compensation for distribution-related services or as reimbursement for distribution-related expenses.

         The actual fee payable to the Distributor by the above-indicated Funds is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

         The dollar amount of Rule 12b-1 fees paid to Stephens pursuant to each Fund's Rule 12b-1 Plan for the fiscal year beginning January 1, 2002 and ending December 31, 2002 are as follows:

                                             Printing &      Advertising/                    Broker/
                                             Mailing         Marketing      Underwriters     Dealer
                                   Total     Prospectuses    Brochures      Compensation     Compensation
                                   -----     ------------    ---------      ------------     ------------
Asset Allocation Fund              $583,833  $     0         $     0        $     0             $583,833
Equity Income                      $234,617  $     0         $     0        $     0             $234,617
Equity Value Fund                  $ 77,808  $     0         $     0        $     0             $ 77,808

Growth Fund                        $142,296  $     0         $     0        $     0             $142,296
International Equity Fund          $ 17,683  $     0         $     0        $     0             $ 17,683
Large Company Growth Fund          $211,863  $     0         $     0        $     0             $211,863
Money Market Fund                  $ 15,992  $     0         $     0        $     0             $ 15,992
Small Cap Growth Fund              $166,302  $     0         $     0        $     0             $166,302
Total Return Bond Fund             $175,058  $     0         $     0        $     0             $175,058

         Custodian. Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN" or "Custodian"), located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank MN is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except for the International Equity Fund, for which Wells Fargo Bank MN is entitled to receive an annual fee at the rate of 0.10% of the average daily net assets of the Fund.

         Fund Accountant. Effective January 2003, PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For its services as fund accountant, PFPC is entitled to receive an annual asset based Fund Complex fee, as listed in the chart below:

              ---------------------------------------------------------
                Average Fund Complex        Annual Asset Based Fees
                  Daily Net Assets
              ---------------------------------------------------------
                   $0-85 billion                    0.0057%
              ---------------------------------------------------------
                   **$85 billion                    0.0025%
              ---------------------------------------------------------

** Greater than

Each Fund's share of the annual asset based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). PFPC also will be entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC will be entitled to receive certain out-of-pocket expenses.

         Prior to January 2003, Forum Accounting Services, LLC ("Forum Accounting") served as fund accountant for the Funds. For its services as fund accountant, Forum Accounting received a monthly base fee per Fund of $5,000, except for the International Equity Fund, for which Forum Accounting received a monthly base fee of $5,833. Forum Accounting also received a fee equal to 0.0025% of the average annual daily net assets of each Fund.

         Transfer and Dividend Disbursing Agent. Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

         Underwriting Commissions. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. Stephens does not receive commissions for providing underwriting services to the Trust.

         Code of Ethics. The Fund Complex, the Adviser and the Sub-Advisers each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means
(i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and
(iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Advisers are on public file with, and are available from, the SEC.

                            PERFORMANCE CALCULATIONS

         The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for a Fund may be useful in reviewing the performance of such Fund and for providing a basis for comparison with investment alternatives. The yield of a Fund however, may not be comparable to the yields from investment alternatives because of differences in the methods used to value portfolio securities, compute expenses and calculate yield.

         Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

         Average Annual Total Return. The Funds may advertise certain total return information. Any Fund advertising would be accompanied by performance information of the related insurance company separate accounts or by an explanation that Fund performance information does not reflect separate account fees and charges. As and to the extent required by the SEC, an average annual total rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a number of years ("n") according to the following formula: P(1+T)n = ERV. Average annual total return information for the fiscal year ended December 31, 2002 is incorporated by reference to the Funds' Annual Reports.

         Yield Calculations. The Money Market Fund and the Total Return Bond Fund may advertise certain yield information. As and to the extent required by the SEC, yield is calculated based on a 30-day (or in the case of the Money Market Fund, a seven-day) period, computed by dividing the net investment income per share earned during the period by the NAV per share on the last day of the period, according to the following formula: YIELD = 2[((a- b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the NAV per share on the last day of the period. The net investment income of each Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Funds' net investment income.

         The yield for the Total Return Bond Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund. In addition, investors should recognize that changes in the NAV of shares of the Total Return Bond Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period.

         Yield information for the Funds may be useful in reviewing the performance of the Funds and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             Yield for the Applicable Period Ended December 31, 2002

                                   Seven-day         Seven-day        Thirty-day
         Fund                        Yield        Effective Yield        Yield
         ----                        -----        ---------------        -----

         Total Return Bond            N/A               N/A              5.09%
         Money Market                0.84%             0.84%              N/A

                        DETERMINATION OF NET ASSET VALUE

         NAV per share for each of the Funds, except the Money Market Fund, is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV per share for the Money Market Fund is determined by the Custodian at 12:00 p.m. (Eastern time) on each day Funds Management is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

         Non-Money Market Funds. Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc. however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security.

         Futures contracts are marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. In all cases, bid prices are furnished by a reputable independent pricing service approved by the Board. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Trustees and in accordance with procedures adopted by the Trustees.

         Money Market Fund. The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighed average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7 under the 1940 Act) of thirteen months or less and invest only in those high-quality securities that are determined by the Board to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations. It is the intention of the Fund to maintain a per share NAV of $1.00, but there can be no assurance that each Fund will do so.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectuses.

                             PORTFOLIO TRANSACTIONS

         The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, each Fund's Sub-Adviser is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While a Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

         Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Certain Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

         In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees each Sub-Adviser's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

         A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors ad trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

         Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may increase the Fund's obligations to make distributions. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

         Brokerage Commissions. For the fiscal years ended December 31, 2000 and December 31, 2001, the Funds paid a total of $363,190 and $406,852, respectively, in brokerage commissions on brokerage transactions. No commissions were paid to affiliated brokers. Listed below for each Fund is the aggregate amounts of brokerage commissions paid on brokerage transactions for the fiscal year ended December 31, 2002:

                   Fund                                  Commissions
                   ----                                  -----------
                                                             Paid
                                                             ----

          Asset Allocation                               $   60,436
          Equity Income                                  $   25,676
          Equity Value                                   $   43,410
          Growth                                         $  101,907
          International Equity                           $    6,065
          Large Company Growth                           $   41,773
          Money Market                                   $        0
          Small Cap Growth                               $  408,964
          Total Return Bond                              $        0

         No commissions were paid to affiliated brokers during this time period.

For the fiscal year ended December 31, 2002, the Sub-Advisers directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions:

                                Commissions         Total
             Sub-Adviser        Paid                Transactions
             -----------        ----                ------------

             Peregrine          $201,540            $135,212,089
             Wells Capital      $253,026            $127,223,986
             Management

         Securities of Regular Broker-Dealers. As of December 31, 2002, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

         FUND                       BROKER-DEALER                                  AMOUNT
--------------------------------------------------------------------------------------------
Asset Allocation             Credit Suisse First Boston Corp                     22,163,000
--------------------------------------------------------------------------------------------
                             Bank of America Securities LLC                       1,503,000
--------------------------------------------------------------------------------------------
                             Morgan (J.P.) Securities Inc                           692,000
--------------------------------------------------------------------------------------------
                             Banc One Capital Markets Inc                           615,000
--------------------------------------------------------------------------------------------
                             Merrill Lynch, Pierce, Fenner & Smith Inc.             474,000
--------------------------------------------------------------------------------------------
                             Goldman Sachs & Co.                                    469,000
--------------------------------------------------------------------------------------------
                             Lehman Brothers Inc.                                   183,000
--------------------------------------------------------------------------------------------
                             Bear, Stearns & Co Inc                                  82,000
--------------------------------------------------------------------------------------------
Equity Income                Morgan (J.P.) Securities Inc                         2,321,000
--------------------------------------------------------------------------------------------
                             Credit Suisse First Boston Corp                        622,000
--------------------------------------------------------------------------------------------
Equity Value                 Goldman Sachs & Co.                                  1,144,000
--------------------------------------------------------------------------------------------
                             Bank of America Securities LLC                         932,000
--------------------------------------------------------------------------------------------
                             Morgan (J.P.) Securities Inc                           905,000
--------------------------------------------------------------------------------------------
Growth                       Goldman Sachs & Co.                                  1,301,000
--------------------------------------------------------------------------------------------
International Equity         Credit Suisse First Boston Corp                      1,104,000
--------------------------------------------------------------------------------------------
                             Deutsche Bank Securities Inc.                           88,000
--------------------------------------------------------------------------------------------
                             UBS Securities Inc.                                     75,000
--------------------------------------------------------------------------------------------
Large Company Growth         Goldman Sachs & Co.                                  4,064,000
--------------------------------------------------------------------------------------------
                             Credit Suisse First Boston Corp                        848,000
--------------------------------------------------------------------------------------------
Money Market                 Bear, Stearns & Co Inc                               8,003,000
--------------------------------------------------------------------------------------------
                             Goldman Sachs & Co.                                  6,871,000
--------------------------------------------------------------------------------------------
                             Deutsche Bank Securities Inc.                        2,000,000
--------------------------------------------------------------------------------------------
                             Lehman Brothers Inc.                                 2,000,000
--------------------------------------------------------------------------------------------
                             Merrill Lynch, Pierce, Fenner & Smith Inc.           2,000,000
--------------------------------------------------------------------------------------------
                             Morgan (J.P.) Securities Inc                         2,000,000
--------------------------------------------------------------------------------------------
                             Salomon Smith Barney Inc.                            1,000,000
--------------------------------------------------------------------------------------------
Small Cap Growth             Credit Suisse First Boston Corp                      3,240,000
--------------------------------------------------------------------------------------------
                             Jefferies & Co Inc.                                    466,000
--------------------------------------------------------------------------------------------
Total Return Bond            Bank of America Securities LLC                         536,000
--------------------------------------------------------------------------------------------
                             Morgan (J.P.) Securities Inc                           418,000
--------------------------------------------------------------------------------------------
                             Credit Suisse First Boston Corp                        335,000
--------------------------------------------------------------------------------------------
                             Goldman Sachs & Co.                                    296,000
--------------------------------------------------------------------------------------------
                             Merrill Lynch, Pierce, Fenner & Smith Inc.             190,000
--------------------------------------------------------------------------------------------
                             Bear, Stearns & Co Inc                                 182,000
--------------------------------------------------------------------------------------------
                             Jefferies & Co Inc.                                     75,000
--------------------------------------------------------------------------------------------

                                  FUND EXPENSES

         From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses of a Fund and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Funds Management, the Funds bear all costs of their respective operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing, and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the NAV of each Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of shares of the Funds; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to a Fund are charged against the respective assets of the Fund. A pro rata portion of the expenses of the Trust are charged against the assets of a Fund.

                              FEDERAL INCOME TAXES

         The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes on the Funds and their shareholders (i.e., the Participating Insurance Companies and their separate accounts). It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

         The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective investors are urged to review their prospectuses and other materials from Participating Insurance Companies and consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

         Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

         In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

         In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

         Excise Tax. A 4% nondeductible excise tax may be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

         Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

         Equalization Accounting. Under the code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will generally not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

         Taxation of Fund Investments. If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include a portion of the OID in its taxable income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A Fund generally will be required to distribute dividends to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by a Fund.

         Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value.

          Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Because the application of the straddle rules may defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of.

         "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.

         A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

         Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         In addition to the investments described above, other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

         Taxation of a Separate Account of a Participating Insurance Company. Under the Code, the investments of a segregated asset account, such as the separate accounts of the Participating Insurance Companies, must be "adequately diversified" in order for the holders of the VA Contracts or VLI Policies underlying the account to receive the tax-favored tax treatment generally afforded holders of annuities or life insurance policies.

         In general, the investments of a segregated asset account are considered to be "adequately diversified" only if (i) no more than 55% of the value of the total assets of the account is represented by any one investment;
(ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. A segregated asset account is also considered to be "adequately diversified" if it meets the regulated investment company diversification tests described above and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), government securities, and securities of regulated investment companies. In general, all securities of the same issuer are treated as a single investment for such purposes. However, Treasury Regulations provide a "look-through rule" with respect to a segregated asset account's investments in a regulated investment company for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company. In particular, if the beneficial interests in the regulated investment company are held by one or more segregated asset accounts of one or more insurance companies, and if public access to such regulated investment company is available exclusively through the purchase of a VA Contract or VLI Policy, then a segregated asset account's beneficial interest in the regulated investment company is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company is treated as an asset of the segregated asset account.

         As indicated above, the Trust intends to continue to qualify each Fund as a regulated investment company under the Code. The Trust also intends to cause each Fund to continue to satisfy the relevant conditions at all times to enable the corresponding separate accounts to be "adequately diversified." Accordingly, each separate account of the Participating Insurance Companies will be able to treat its interests in a Fund as ownership of a pro rata portion of each asset of the Fund, so that individual holders of the VA Contracts or VLI Policies underlying the separate account will qualify for favorable federal income tax treatment under the Code.

         For information concerning the federal income tax consequences for the holders of VA Contracts and VLI Policies, such holders should consult the prospectuses and other materials used in connection with the issuance of their particular contracts or policies and should consult their own tax advisers.

                                  CAPITAL STOCK

         The Trust, an open-end, management investment company, was organized as a Delaware statutory trust on March 10, 1999. As of the date of this SAI, the Trust's Board has authorized the issuance of nine series of shares, each representing an unlimited number of beneficial interests and the Board may, in the future, authorize the creation of additional investment portfolios.

         All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the shareholders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the shareholders of at least 10% of the Trust's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) under the 1940 Act.

         Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued as described in the Prospectuses, will be fully paid and non-assessable by the Trust.

         Set forth below as of April 15, 2003 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of the voting securities of a Fund as a whole.

                        5% OWNERSHIP AS OF APRIL 15, 2003

                                                                    Type of      Percentage
               Fund           Address                              Ownership      of Fund
               ----           -------                              ---------      -------
      Asset Allocation        American Skandia Life                Record          63.68%
                              P.O. Box 883
                              Shelton, CT 06484

                              IDS Life Insurance Corporation       Record           7.46%
                              Acct #2AA
                              229 AXP Financial Center
                              Minneapolis, MN 55474

                              IDS Life Insurance Corporation       Record           5.58%
                              Acct #1AA
                              229 AXP Financial Center
                              Minneapolis, MN 55474

      Equity Income           Fortis Benefits Insurance Co.        Record          62.67%
                              Attn: Bruce Fiedler W1511
                              500 Bielenberg Dr.
                              Woodbury, MN 55125

                              American Skandia Life                Record          15.15%
                              P.O. Box 883
                              Shelton, CT 06484

                              Hartford Life & Annuity Insurance    Record           5.72%
                              Separate Account
                              ATTN: Dave Broek
                              PO Box 2999
                              Hartford, CT 06104

      Equity Value            American Skandia Life                Record          78.11%
                              P.O. Box 883
                              Shelton, CT 06484

      Growth                  American Skandia Life                Record          94.19%
                              P.O. Box 883
                              Shelton, CT 06484

                                                                    Type of      Percentage
               Fund           Address                              Ownership      of Fund
               ----           -------                              ---------      -------
      International Equity    American Skandia Life                Record          13.35%
                              P.O. Box 883
                              Shelton, CT 06484

                              IDS Life Insurance Corp.             Record          19.60%
                              Acct. #1W1
                              229 AXP Financial Ctr.
                              Minneapolis, MN 55474

                              IDS Life Insurance Corp.             Record          35.06%
                              Acct. #2W1
                              229 AXP Financial Ctr.
                              Minneapolis, MN 55474

                              Hartford Life & Annuity Insurance    Record          10.45%
                              Separate Account
                              ATTN: Dave Broek
                              PO Box 2999
                              Hartford, CT 06104

      Large Company Growth    American Skandia Life                Record          16.17%
                              P.O. Box 883
                              Shelton, CT 06484

                              Fortis Benefits Insurance Co.        Record          33.11%
                              Attn: Bruce Fiedler W1511
                              500 Bielenberg Dr.
                              Woodbury, MN 55125

                              Hartford Life & Annuity Insurance    Record          11.16%
                              Separate Account
                              ATTN: Dave Broek
                              PO Box 2999
                              Hartford, CT 06104

                              American Enterprise Life             Record           7.50%
                                Insurance Co.
                              Acct. WLCG3
                              IDS Tower 10 T11/125
                              Minneapolis, MN 55440

                              American Enterprise Life             Record           9.38%
                                Insurance Co.
                              Acct. WLCG4
                              IDS Tower 10 T11/125
                              Minneapolis, MN 55440

                              American Enterprise Life             Record           9.42%
                              Insurance Co.
                              Acct. WLCG6
                              IDS Tower 10 T11/125
                              Minneapolis, MN 55440

                              American Enterprise Life             Record           6.54%

                                                                    Type of      Percentage
               Fund           Address                              Ownership      of Fund
               ----           -------                              ---------      -------
                              Insurance Co.
                              Acct. WLCG7
                              IDS Tower 10 T11/125
                              Minneapolis, MN 55440

      Money Market            American Skandia Life                Record          63.73%
                              P.O. Box 883
                              Shelton, CT 06484

                              Lincoln National Life Ins Co         Record          12.91%
                              1300 S. Clinton St.
                              Mail Stop 6H-02
                              Fort Wayne, IN 46802

                              American Enterprise Life             Record           5.10%
                                  Insurance Co.
                              Acct. WMMK4
                              IDS Tower 10 T11/125
                              Minneapolis, MN 55440

      Small Cap Growth        American Skandia Life                Record           6.04%
                              P.O. Box 883
                              Shelton, CT 06484

                              Fortis Benefits Insurance Co.        Record           6.92%
                              Attn: Bruce Fiedler W1511
                              500 Bielenberg Dr.
                              Woodbury, MN 55125

                              IDS Life Insurance Corp.             Record           9.24%
                              Acct. #2SG
                              229 AXP Financial Ctr.
                              Minneapolis, MN 55474

                              IDS Life Insurance Corp.             Record           6.95%
                              Acct. #1SG
                              229 AXP Financial Ctr.
                              Minneapolis, MN 55474

                              IDS Life Insurance Corp.             Record          57.30%
                              Acct. #TZ
                              229 AXP Financial Ctr.
                              Minneapolis, MN 55474

      Total Return Bond       American Skandia Life                Record          34.64%
                              P.O. Box 883
                              Shelton, CT 06484

                                                                    Type of      Percentage
               Fund           Address                              Ownership      of Fund
               ----           -------                              ---------      -------
                              Fortis Benefits Insurance Co.        Record          39.84%
                              Attn: Bruce Fiedler W1511
                              500 Bielenberg Dr.
                              Woodbury, MN  55125

                              Hartford Life & Annuity Insurance    Record           5.97%
                              Separate Account
                              ATTN: Dave Broek
                              PO Box 2999
                              Hartford, CT  06104

         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.

                                      OTHER

         The Registration Statement, including the Prospectuses, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                     COUNSEL

         Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                              INDEPENDENT AUDITORS

         KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

         The audited financial statements, which include the portfolios of investments and independent auditors' report for the Funds for the fiscal year ended December 31, 2002, are hereby incorporated by reference to the Annual Reports.

                                    APPENDIX

         The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

         Corporate Bonds

         S&P

         S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

             B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

             CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

             Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

             C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

             D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

         Moody's

         Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment grade securities.

             Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

             Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

             C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         Short-Term Issue Credit Ratings (including Commercial Paper)

             S&P:

             A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

             A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

             A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

             B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

             C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

             D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

             Moody's:

             Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

             Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

             Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

             Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.